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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          -----------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 12, 2003
                                                         --------------

                        Commission File Number: 333-40799

                            THE HAVANA REPUBLIC, INC.
           (name of small business issuer as specified in its charter)

                      Florida                                   84-1346897
          (State or other jurisdiction of                    (I.R.S. Employer
           incorporation or organization                     Identification No.)

               1224 Washington Avenue, Miami Beach, Florida 33139
              (Address and Zip Code of Principal Executive Offices)

                    Issuer's Telephone Number: (305) 866-3360

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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

            On December 9, 2002, the Registrant engaged Jewett, Schwartz & Associates to act as the Registrant's independent certified public accountant. The former accountants were Goldstein Golub Kessler LLP. On December 9, 2002, the Registrant dismissed Goldstein Golub Kessler LLP. The change in the Registrant's certified public accountant was approved by the Board of Directors. To the best of the Registrant's knowledge, the New York office of Goldstein Golub Kessler LLP did not receive the current report of Form 8-K, Item 4 disclosure until late December and, accordingly, did not respond until early January, 2003.

         The Registrant decided to not engage Goldstein Golub Kessler for reasons outlined below.

         For the either of the past two fiscal years and any subsequent interim period through Goldstein Golub Kessler LLP's dismissal on December 9, 2002, there has been no disagreement between the Registrant and Goldstein Golub Kessler LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Goldstein Golub Kessler LLP would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. For the either of the past two fiscal years and any subsequent interim period through Goldstein Golub Kessler LLP's dismissal on December 9, 2002, there has been no adverse opinion or a disclaimer of opinion in connection by Goldstein Golub Kessler LLP in its reports for the Registrant.

         Since the Registrant appointed Jewett, Schwartz & Associates on or before December 9, 2002, there have been no disagreements with Goldstein Golub Kessler LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events. The Auditors Reports on the financial statements for the Registrant since the fiscal year ended June 30, 2002 did not contain any adverse opinion or a disclaimer of opinion.

         The Registrant, following divesture of substantially all of its assets and liabilities, has concluded that The Havana Republic, Inc. as a whole would be better served by another accounting firm during this transition to a shell corporation. Jewett, Schwartz & Associates was familiar with the Registrant in that Jewett, Schwartz & Associates was hired by the attorney for Havana Republic Holding Company to prepare an independent business valuation of the Registrant, in connection with a purchase of the assets and assumption of all the liabilities of the Registrant. Apart from the above, the Registrant has had no relationship at any time with Jewett, Schwartz & Associates prior to their engagement.

         The Registrant has authorized Goldstein Golub Kessler LLP to respond fully to the inquiries of Jewett, Schwartz & Associates.

         The Registrant has provided Goldstein Golub Kessler LLP with these disclosures, and has requested that they furnish the Company with a letter, addressed to the Securities

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and Exchange Commission, stating whether or not they agree with the statements contained herein, as required by Item 304(a)(3) of Regulation S-B.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) None
     (b) None.
     (c) None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE HAVANA REPUBLIC, INC.

Date:  March 12, 2003              By:  /s/ LEONARD STERNHEIM
                                      ----------------------------------
                                            Leonard Sternheim, Director